CAPITAL IMPROVEMENTS IN PROGRESS AND NEWBUILDINGS	12 Months Ended
Dec. 31, 2023
Property, Plant and Equipment [Abstract]
Capital improvements in progress and newbuildings	CAPITAL IMPROVEMENTS IN PROGRESS AND NEWBUILDINGS

(in thousands of $)	2023	2022
Capital improvements in progress	2,194	4,127
Newbuildings	83,864	93,733
	86,058	97,860
Capital improvements in progress of $2.2 million comprises of advances paid and costs incurred in respect of SPS and other upgrades on two rigs (December 31, 2022: two rigs). This is recorded in "Capital improvements, newbuildings and vessel purchase deposits" until such time as the equipment is installed on a vessel or rig, at which point it is transferred to "Vessels, rigs and equipment, net" or "Investment in sales-type leases and direct financing leases".

The carrying value of newbuildings represents the accumulated costs which the Company has paid in purchase installments and other capital expenditures in relation to two (December 31, 2022: four) newbuilding contracts, together with capitalized loan interest. Interest capitalized in the cost of newbuildings amounted to $5.5 million in the year ended December 31, 2023 (December 31, 2022: $2.2 million, December 31, 2021: $0.4 million).

During the year ended December 31, 2023, the construction of two dual-fuel 7,000 CEU newbuilding car carriers was completed and both vessels and the assets were recognized in "Vessels, Rigs and Equipment, net." Both vessels are contracted on 10-year time charters to Volkswagen Group.

The newbuildings balance at December 31, 2023, relate to another two dual-fuel 7,000 CEU newbuilding car carriers, under construction. One of the vessels was delivered in January 2024 and immediately commenced a 10-year time charter to K Line. (See Note 30: Subsequent Events). The second vessel is also expected to be delivered in 2024 and will immediately commence a 10-year time charter to K Line.